DocuSign Envelope ID: D1CB984E-5297-49E0-8353-2F3236A5D2E5
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT (“Amendment”), is entered into as of this 31st day of December 2021 by and between Laura Heltebran (“Executive”) and Wheels Up Partners LLC, a Delaware limited liability company (“Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement (defined below).
Whereas, Executive and Company are parties to that certain Employment Agreement dated as of December 28, 2020 (the “Employment Agreement”); and
Whereas, the parties hereto desire to amend the Employment Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Section 4 (Place of Employment) shall be deleted in its entirety and replaced with the following:
“Place of Employment. The Executive’s principal place of employment shall be Executive’s home office in Leesburg, Virginia. Notwithstanding the foregoing, the Executive acknowledges that the duties to be performed by the Executive hereunder are such that Executive may be required to travel extensively.”
2.In Section 5.1.1 (Base Salary) of the Agreement, effective January 1, 2022, the reference to a base salary of “$425,000 per year” shall be deleted and replaced with a base salary of “$475,000 per year”.
3.In Section 5.2 (Annual Bonus Opportunity) of the Agreement, the reference to “an annual discretionary bonus with a target amount equal to fifty percent (50%)” shall be deleted and replaced with “an annual discretionary bonus with a target amount equal to one hundred percent (100%).”
Except as amended herby, each of the parties hereto acknowledges and agrees that the Employment Agreement shall continue and remain in full force and effect in all respects.
[Signature Page Follows]

DocuSign Envelope ID: D1CB984E-5297-49E0-8353-2F3236A5D2E5
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WHEELS UP PARTNERS LLC
By:
Name: Kenneth Dichter
Title: CEO

EXECUTIVE:

Laura Heltebran
Title: Chief Legal Officer

Address:
1306 White Feldspar Terrace SE
Leesburg, VA 20175
[Signature Page to Amendment No. 1 to Employment Agreement]